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                                                                    Exhibit 10.7

                               THIRD AMENDMENT TO
                  LOAN AND SECURITY AGREEMENT (INVENTORY LOAN)

         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (Inventory Loan) dated as of December 19, 2003 (the "Third Amendment"), is entered into by and between SILVERLEAF RESORTS, INC., a Texas corporation (the "BORROWER"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation, ("TFC" or the "LENDER").

                              W I T N E S S E T H:

         WHEREAS, Lender and Borrower are parties to that certain Loan and Security Agreement dated as of December 16, 1999 (the "ORIGINAL LOAN AGREEMENT"), pursuant to which the Borrower executed its Secured Promissory Note in favor of the Lender in the amount of $10,000,000.00, (the "NOTE");

         WHEREAS, Lender and Borrower, as a result of certain Events of Default under the Original Agreement, entered into that certain Forbearance Agreement dated as of April 6, 2001 (the "FORBEARANCE AGREEMENT");

         WHEREAS, Lender and Borrower are parties to that certain First Amendment to Loan and Security Agreement dated as of April 17, 2001 (the "FIRST AMENDMENT", and together with the Original Agreement) which, among other things, incorporated the terms of that certain Forbearance Agreement dated as of April 6, 2001;

         WHEREAS, Lender and Borrower are parties to that certain Second Amendment to Loan and Security Agreement dated as of April 30, 2002 (the "SECOND AMENDMENT, and together with the First Amendment and the Original Loan Agreement) which modified and restructured the Loan;

         WHEREAS, TFC and Borrower amended the Loan Agreement pursuant to a Letter Amendment dated March 27, 2003 to reinstate the maximum allowable ratio of Marketing and Sales Expenses to the Borrower's net proceeds from the sale of Intervals to a ratio of .550 to 1;

         WHEREAS, TFC and Borrower amended the Loan Agreement pursuant to a Letter Agreement dated September 25, 2003 to exclude the $28,711,000 increase in Borrower's allowance for doubtful accounts during the quarter ended March 31, 2003 from the calculations of EBITDA, the Interest Coverage Ratio and Consolidated Net Income under the Loan Agreement and to approve the retirement of certain subordinated notes with a face value of $7,620,000;

         WHEREAS, Borrower entered into: (i) four Letter Agreements with TFC dated November 17, 2003 (the "November Letter Agreement"); (ii) an amendment to the Heller Documents dated November 21, 2003; and (iii) an amendment to the Sovereign Documents dated October 1, 2003; each for the purpose of, among other things, waiving certain Events of Default that may have arisen under

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the Loan Agreement, the Heller Documents and the Sovereign Documents described therein, respectively;

         WHEREAS, TFC and Borrower have agreed to enter into this Third Amendment to Loan and Security Agreement (the "THIRD Amendment") to amend and modify the Loan Agreement as set forth below;

         WHEREAS, Borrower intends to convey and transfer certain assets to the SPV, including the SPV Assets, in accordance with the terms of the Silverleaf Finance II Documents, as such terms are hereafter defined and whereas in connection with such transfer, the Commitment, as such term is hereafter defined, shall be reduced as described herein; and

         WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. ADDITIONAL RESORT COLLATERAL. Section 1.1(uuu) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(uuu) ADDITIONAL RESORT COLLATERAL. The term "Additional Resort Collateral" shall mean singly and collectively, the development rights, real property, fixtures and other personal property, including all management agreements for the Resorts, now owned or hereafter acquired by Borrower and described on
                  Schedule 1.1(uuu). "Additional Resort Collateral" shall not include the promissory notes and other property of Silverleaf Finance I, Inc., that constitutes "Pledged Assets" under the DZ Documents OR THE PROMISSORY NOTES AND OTHER PROPERTY OF SILVERLEAF FINANCE II, INC. THAT CONSTITUTE "CONVEYED ASSETS" OR COLLATERAL UNDER THE SILVERLEAF FINANCE II DOCUMENTS."

2. BUSINESS PLAN. Section 1.1(iii) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(iii) BUSINESS PLAN. The term "Business Plan" shall mean the five (5) year "Stand Alone" business plan, more particularly described as document "BS.IS.02-08.Lender.9-03.NS.1a2," prepared by Borrower and attached TO THE THIRD AMENDMENT as Exhibit F-1. THE BUSINESS PLAN INCLUDES THE "IMPACT ON LENDERS WORKSHEET" SETTING FORTH THE AMOUNTS TO BE ADVANCED BY EACH OF THE LENDERS, HELLER AND SOVEREIGN PURSUANT TO THEIR RESPECTIVE CREDIT FACILITIES (THE "SENIOR LENDER ADVANCE SCHEDULE")."

3. COLLATERAL. Section 1.1(i) is hereby amended in part to add the following new paragraphs:

                  "(xiv) THE SILVERLEAF FINANCE II STOCK."

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                  "(xv) THE SILVERLEAF FINANCE II SUBORDINATED NOTE."

4. DZ FACILITY. Section 1.1(aaaa) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(aaaa) DZ FACILITY. The term "DZ Facility" shall mean that certain note purchase facility to be provided by DZ Bank AG Deutsche Zentral Genossenschaftsbank, as agent for Autobahn Funding Company, LLC ("DZ") to Borrower, on the terms outlined in the DZ Letter Agreement, dated December 12, 2001 as supplemented by that certain letter agreement by and between Borrower and DZ dated February 7, 2002, and attached hereto as Exhibit G AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME (collectively, the "DZ LETTER AGREEMENT") and evidenced by the documents listed on Schedule 1.1(aaaa) hereto (the "DZ DOCUMENTS")"

5. FACILITY FEE. Section 1.1(jjj) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(jjj) FACILITY FEE. Shall mean the facility fee set forth in the Fee Letter, which shall be payable in accordance with
                  Section 2.6(c). IN ADDITION TO THE FEES SET FORTH IN THE FEE LETTER, THE FACILITY FEE SHALL INCLUDE A FEE IN THE AMOUNT OF ONE-HALF OF ONE PERCENT (1/2%) OF THE TOTAL AMOUNT OF THE MAXIMUM AGGREGATE COMMITMENT FOR BOTH THE REVOLVING LOAN COMPONENT AND THE TERM LOAN COMPONENT UNDER THIS AGREEMENT, THE TRANCHE A CREDIT FACILITY, THE TRANCHE B CREDIT FACILITY AND THE TRANCHE C CREDIT FACILITY."

6. DEFINITIONS. Section 1.1 is hereby amended in part to add the following new paragraphs:

                  "(ssss) THIRD AMENDMENT. SHALL MEAN THAT CERTAIN THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (INVENTORY LOAN ) DATED AS OF DECEMBER 19, 2003 BY AND AMONG SILVERLEAF RESORTS, INC., A TEXAS CORPORATION, AS BORROWER, AND TEXTRON FINANCIAL CORPORATION, A DELAWARE CORPORATION, AS LENDER."

                  "(tttt) THIRD AMENDMENT EFFECTIVE DATE. SHALL MEAN THE DATE ON
                  WHICH: (i) THE CLOSING OF THE TFC CONDUIT LOAN OCCURS; AND
                  (ii) LENDER DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT EACH OF THE CONDITIONS SET FORTH IN SECTION 21 OF THE THIRD AMENDMENT HAVE BEEN SATISFIED."

                  "(uuuu) SILVERLEAF FINANCE II DOCUMENTS. SHALL MEAN THE SPV LOAN AGREEMENT, THE DEVELOPER TRANSFER AGREEMENT, THE DEMAND NOTES AND ALL OTHER AGREEMENTS OR DOCUMENTS EXECUTED IN CONNECTION WITH THE TFC CONDUIT LOAN, AS EACH MAY BE AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME."

                  "(vvvv) SILVERLEAF FINANCE II STOCK. SHALL MEAN ALL EQUITY INTERESTS IN SILVERLEAF FINANCE II, INC., ALL DOCUMENTS, CERTIFICATES OR INSTRUMENTS REPRESENTING ANY OF THE FOREGOING AND ALL CASH, SECURITIES, DIVIDENDS, RIGHTS AND OTHER PROPERTY AT ANY TIME

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                  RECEIVED OR RECEIVABLE IN RESPECT OF OR IN EXCHANGE FOR THE
                  FOREGOING, AND ALL PROCEEDS OF THE FOREGOING."

                  "(wwww) "SILVERLEAF FINANCE II SUBORDINATED NOTE. SHALL MEAN THE SUBORDINATED NOTE, DATED AS OF DECEMBER 19, 2003, PAYABLE BY SPV TO THE ORDER OF SILVERLEAF RESORTS, INC., AND ANY OTHER PROMISSORY NOTE ISSUED IN REPLACEMENT OR RESTATEMENT THEREOF, OR OTHERWISE ISSUED TO EVIDENCE SPV'S OBLIGATION TO PAY THE DEFERRED PURCHASE PRICE OF RECEIVABLES UNDER THE DEVELOPER TRANSFER AGREEMENT WHICH IS PART OF THE SILVERLEAF FINANCE II DOCUMENTS, IN EACH CASE AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AND ALL PROCEEDS OF THE FOREGOING."

                  "(xxxx) SILVERLEAF FINANCE II STOCK AND SUBORDINATED NOTE PLEDGE AGREEMENT. SHALL MEAN THE AGREEMENT IN THE FORM ATTACHED TO THE THIRD AMENDMENT AS EXHIBIT A-1, PURSUANT TO WHICH THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE IS PLEDGED TO LENDER, AS SECURITY FOR THE LOAN."

                  "(yyyy) SPV. SHALL MEAN SILVERLEAF FINANCE II, INC., A DELAWARE CORPORATION."

                  "(zzzz) SPV ASSETS. SHALL MEAN ALL ASSETS SOLD OR CONVEYED BY BORROWER TO THE SPV PURSUANT TO THE SILVERLEAF FINANCE II DOCUMENTS."

                  "(aaaaa) SPV SUBORDINATION AGREEMENT. SHALL MEAN THAT CERTAIN SUBORDINATION AGREEMENT RELATING TO TFC'S INTEREST IN THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE, DATED AS OF DECEMBER 19, 2003 BY AND AMONG TEXTRON FINANCIAL CORPORATION, IN ITS CAPACITY AS LENDER AND IN ITS CAPACITY AS LENDER UNDER THE GROUP TWO DOCUMENTS (AS SUCH TERM IS DEFINED IN THE SPV SUBORDINATION AGREEMENT), AS MAY BE AMENDED, RESTATED OR MODIFIED FROM TIME TO TIME."

                  "(bbbbb) TFC CONDUIT LOAN. SHALL MEAN THAT CERTAIN LOAN FACILITY TO BE PROVIDED BY TEXTRON FINANCIAL CORPORATION ("TFC") TO SPV IN ACCORDANCE WITH THE TERMS OF THE SILVERLEAF FINANCE II DOCUMENTS."

7. REVOLVING LOAN AND LENDING LIMITS. Section 2.1 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "2.1 REVOLVING LOAN AND LENDING LIMITS. Upon the terms and subject to the conditions set forth in this Agreement, including but not limited to Section 2.8 hereof, the Lender shall make Advances to the Borrower, and the Borrower may borrow, repay and reborrow during the Revolving Loan Period, as such term is hereafter defined, principal under the Loan in an amount not to exceed at any time the lesser of: (i) the Loan to Retail Value Ratio of the Required Retail Value of the Inventory or (ii) $10,000,000.00. The Revolving Loan period shall terminate in all respects on MARCH 31, 2006. Borrower's right to receive Advances hereunder shall also be subject to the terms and conditions set forth in that certain Intercreditor Agreement between Lender, Borrower, Heller and Sovereign dated of even date herewith, as amended hereafter. Notwithstanding anything herein to the contrary, Borrower acknowledges, confirms and agrees that it shall not be entitled to receive, nor shall any Lender be required to make, any Advance if and to the extent that: (i) Borrower has failed to substantially adhere to the Business Plan, including the Senior Lender Advance Schedule, as determined by Agent in its sole and absolute discretion; or (ii) the most recent weekly flash report delivered in accordance with Section 7.1(h)(vii) hereof (a "WEEKLY FLASH REPORT"), indicates that Borrower has in excess of five million dollars ($5,000,000) in available unrestricted cash.

                  8. Notwithstanding anything herein to the contrary, the obligation of Lender to make any Advance under this Agreement shall be subject to and conditioned upon Heller making advances to Borrower substantially in accordance with the Business Plan, including the Senior Lender Advance Schedule, which Lender agrees will be determined on a quarterly basis commencing March 31, 2002. Lender shall have no obligation to make any Advance hereunder to the extent that Heller terminates its facility PRIOR TO MARCH 31, 2004 or fails to make advances as provided in the Business Plan, including the Senior Lender Advance Schedule, which Lender agrees will be determined on a quarterly basis commencing March 31, 2002."

9. USE OF PROGRAM RESERVE ACCOUNT WITHDRAWALS AND SURPLUS UNDER THE TFC CONDUIT LOAN. Section 2.4 is hereby amended in part to add the following new paragraph:

                  "(d)     USE OF PROGRAM RESERVE ACCOUNT WITHDRAWALS AND
                  SURPLUS UNDER THE TFC CONDUIT LOAN. TO THE EXTENT THAT FUNDS ARE MADE AVAILABLE TO SPV FROM THE PROGRAM RESERVE ACCOUNT IN ACCORDANCE WITH SECTION 5.1(e) OF THE LOAN AND SECURITY AGREEMENT WHICH IS PART OF THE SILVERLEAF FINANCE II DOCUMENTS, TO THE EXTENT PERMITTED BY LAWS AND THE SILVERLEAF FINANCE II DOCUMENTS, BORROWER SHALL CAUSE SPV TO DISTRIBUTE SUCH FUNDS TO BORROWER AND BORROWER SHALL MAKE PAYMENT IN THE AMOUNT OF SUCH DISTRIBUTION TO TFC AND SOVEREIGN TO BE APPLIED IN THE ORDER SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT BETWEEN TFC, BORROWER, HELLER AND SOVEREIGN DATED OF EVEN DATE HEREWITH, AS AMENDED. TO THE EXTENT THAT BORROWER RECEIVES ANY DISTRIBUTIONS FROM THE SPV IN RESPECT OF ANY SURPLUS PAYMENTS, AS SUCH TERM IS DEFINED IN THE SILVERLEAF FINANCE II DOCUMENTS, SUCH FUNDS SHALL BE USED BY BORROWER STRICTLY TO FUND OPERATING EXPENSES IN ACCORDANCE WITH THE BUSINESS PLAN AND FOR NO OTHER REASON, WITHOUT LENDER'S PRIOR WRITTEN CONSENT."

10. GRANT OF SECURITY INTEREST. Section 3.1 is hereby deleted in its entirety and in its place instead is substituted the following:

         "3.1     GRANT OF SECURITY INTEREST. To secure the payment and
         performance of the Obligations, for value received, Borrower unconditionally and irrevocably assigns, pledges and grants to Lender a continuing first priority security interest in and to the Collateral (OTHER THAN THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II

         SUBORDINATED NOTE, AS TO WHICH LENDER IS GRANTED A JUNIOR SECURITY INTEREST AS HEREINAFTER PROVIDED) to further secure the payment and performance of the Obligations. To further secure the payment and performance of the Obligations, Borrower shall also execute and deliver
         Lender: (i) the modifications to the Land Mortgages in the applicable form attached hereto as Exhibit A, granting Lender a first priority mortgage lien on the Land and (ii) the Additional Resort Collateral Mortgages, in the applicable form attached hereto as Exhibit A, granting Lender, a first priority mortgage lien on that portion of the Additional Resort Collateral consisting of real property. To further secure the payment and performance of the Obligations, Borrower shall further execute and deliver to Lender: (1) the Additional Resort Collateral Assignment, in the applicable form attached hereto as Exhibit A, granting Lender a first priority security interest on that portion of the Additional Resort Collateral consisting of personal property; (2) the Stock Pledge Agreement, in the applicable form attached hereto as Exhibit A, granting Lender, and a first priority security interest in the Silverleaf Finance I, Inc. Stock; and (3) the Amended Standby Management Agreement Assignment, in the applicable form attached hereto as Exhibit A, assigning to Lender, all of Borrower's right, title and interest in the Amended Standby Management Agreement;
         (4) THE SILVERLEAF FINANCE II STOCK AND SUBORDINATED NOTE PLEDGE AGREEMENT, IN THE APPLICABLE FORM ATTACHED TO THE THIRD AMENDMENT AS EXHIBIT A-1, GRANTING LENDER A JUNIOR AND SUBORDINATE SECURITY INTEREST IN THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE SPV SUBORDINATION AGREEMENT.

                  Notwithstanding anything herein to the contrary, Borrower acknowledges and agrees as follows:

                  10.1 The Loan shall be secured by:

                           (i) a first priority security interest in the Inventory;

                           (ii) a second priority security interest in the Silverleaf Finance I, Inc. Stock and the Additional Resort Collateral, subject only to the first priority security interest securing the Term Loan Component of the Additional Credit Facility and the Existing Credit Facilities AND A SUBORDINATE SECURITY INTEREST IN THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE SUBJECT TO THE SECURITY INTEREST SECURING THE TERM LOAN COMPONENT OF THE ADDITIONAL CREDIT FACILITY AND THE EXISTING CREDIT FACILITIES AND SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE SPV SUBORDINATION AGREEMENT; and

                           (iii) a second priority security interest in the Pledged Notes Receivable and the Ineligible Note Portfolio and the mortgages securing the same, subject only to the first priority security interest securing the revolving loan component of the Additional Credit Facility and the Existing Credit Facilities.

                  In addition to the foregoing, Borrower acknowledges, agrees and confirms that the security interest granted to Lender, in all other Collateral to secure the Loan, including the Land, the Standby Management Agreement and the other collateral securing the Heller Facility, the Sovereign Facility, the Additional Credit Facility and the Existing Credit Facilities shall be equal in priority as between the Loan, the Additional Credit Facility and the Existing Credit Facilities and, with respect to the collateral securing the Heller Facility, the Sovereign Facility, the Additional Credit Facility and the Existing Credit Facilities, subject only to the security interests securing such facilities. For purposes hereof, the reference to "collateral securing the Heller Facility" and "collateral securing the Sovereign Facility" shall mean the Notes Receivable and related mortgages exclusively assigned to Heller or Sovereign in connection with an advance under their respective loan documents."

11. CROSS COLLATERALIZATION. Section 3.5 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "3.5     CROSS COLLATERALIZATION. The Collateral also secures
                  the Obligations of Borrower under the Additional Credit Facility and the Existing Credit Facilities. Upon repayment of this Loan and the satisfaction by Borrower of all of the Obligations, the Collateral shall continue to secure the Additional Credit Facility and the Existing Credit Facilities, as provided in the documents evidencing and securing the Additional Credit Facility and the Existing Credit Facilities. Borrower further acknowledges and agrees that upon repayment in full of the Heller Facility and/or the Sovereign Facility, Lender's security interest in the collateral securing such facilities shall automatically become a first priority security interest for securing the Borrower's Obligations hereunder and under the Additional Credit Facility and the Existing Credit Facilities and Borrower shall take such steps as Lender may request to deliver such collateral to Lender and to confirm Lender's first priority security interest therein. Notwithstanding the foregoing: (a) when the term loan component of the Additional Credit Facility and the Existing Credit Facilities and the Loan are paid in full, the Additional Resort Collateral shall be released from the Lien of the security interest granted to Lender hereunder provided:
                  (i) an Event of Default has not occurred; and (ii) the Additional Resort Collateral is also released from any lien granted to Sovereign pursuant to the Sovereign Documents; and
                  (b) when both the term loan component of the Additional Credit Facility and the Existing Credit Facilities and the Loan are paid in full, the Silverleaf Finance I, Inc., Stock shall be released from the Lien of the security interest granted to Lender hereunder provided: (i) an Event of Default has not occurred; and (ii) the Silverleaf Finance I, Inc., Stock is also released from any lien granted to Sovereign pursuant to Sovereign Documents; (c) WHEN THE TERM LOAN COMPONENT, THE REVOLVING LOAN COMPONENT AND THE INVENTORY LOAN ARE PAID IN FULL, THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE SHALL BE RELEASED FROM THE LIEN OF THE SECURITY INTEREST GRANTED TO LENDER HEREUNDER PROVIDED:
                  (I) AN EVENT OF DEFAULT HAS NOT OCCURRED; AND (ii) THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF

                  FINANCE II SUBORDINATED NOTE ARE ALSO RELEASED FROM ANY LIEN GRANTED TO SOVEREIGN PURSUANT TO THE SOVEREIGN DOCUMENTS."

12. USE OF PROCEEDS/MARGIN STOCK. Section 6.11 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "6.11    USE OF PROCEEDS/MARGIN STOCK. (a) The proceeds of the
                  Loan, the Heller Loan, the Tax Refund, the Sovereign Loan, the DZ Facility and any cash dividend or other cash distribution Borrower receives from Silverleaf Finance I, Inc. OR SILVERLEAF FINANCE II, INC. will be used strictly in accordance with the Business Plan and for no other purpose and
                  (b) none of the proceeds of the Loan will be used to purchase or carry any "margin stock" (as defined under Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time), and no portion of the proceeds of the Loan will be extended to others for the purpose of purchasing or carrying margin stock. None of the transactions contemplated in the Agreement (including, without limitation, the use of the proceeds from the Loan) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter 11."

13. RESTRICTIONS OF BORROWER. Section 6.14 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "6.14    RESTRICTIONS OF BORROWER. Except for this Agreement
                  and the Loan Documents, the Tranche A Loan Documents, the Tranche B Loan Documents, the Tranche C Loan Documents, the Heller Documents and the Sovereign Documents, THE DZ DOCUMENTS OR THE SILVERLEAF FINANCE II DOCUMENTS, the Borrower will not be, on or after the date hereof, a party to any contract or agreement which restricts its right or ability to incur indebtedness or prohibits Borrower's execution of or compliance with the terms of this Agreement, the other Loan Documents, the Tranche A Loan Documents, the Tranche B Loan Documents, the Tranche C Loan Documents, the Heller Documents, the Bond Holder Exchange Documents, the Sovereign Documents the DZ Facility Documents or THE SILVERLEAF FINANCE II DOCUMENTS. The Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien except in favor of Lender as provided herein, and, with respect to the Land, the Additional Resort Collateral, the Silverleaf Finance I. Inc., Stock and the Ineligible Notes Receivable, THE SILVERLEAF FINANCE II SUBORDINATED NOTE AND THE SILVERLEAF FINANCE II STOCK, in favor of Heller, Sovereign AND TFC, as applicable."

14. STANDBY MANAGER, RESORT CONSULTANT AND STANDBY SERVICER. Section 7.1(x) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(x)     STANDBY MANAGER AND RESORT CONSULTANT. Borrower will
                  enter into agreements for the Standby Manager and the Resort Consultant on or before the Effective Date and will maintain such agreements in full force and effect. IN THE EVENT THAT SUCH AGREEMENTS FOR THE STANDBY MANAGER AND THE RESORT CONSULTANT EXPIRE BEFORE THE FINAL MATURITY DATE, SUCH AGREEMENTS SHALL BE EXTENDED OR SHALL BE REPLACED, BEFORE THEIR EXPIRATION, WITH AGREEMENTS FOR A STANDBY MANAGER AND A RESORT CONSULTANT THAT EXPIRE NO SOONER THAN THE FINAL MATURITY DATE. Borrower will maintain the agreement for the Standby Servicer in full force and effect. Borrower agrees that upon the occurrence of a Default or Event of Default hereunder: (1) Lender may, with the approval of a majority of the Borrower's Board of Directors, which approval shall not be unreasonably withheld or delayed, terminate any then existing management agreements and replace any existing manager with such manager as Lender may select, provided however, if: (x) the obligations have become immediately due and payable in accordance with Section 9.1 (a) hereof, or (y) Lender elects to have J & J Limited, Inc. act as Standby Manager, then no such approval of Borrower's Board of Directors shall be required; and (2) The Standby Servicer will assume full control over the servicing of all Pledged Notes Receivable, reporting solely to Lender, as provided in Section 10.14 hereof."

15. HELLER FACILITY, SOVEREIGN FACILITY, DZ FACILITY AND BOND HOLDER EXCHANGE TRANSACTION. Section 7.1(aa) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(aa)    HELLER FACILITY, SOVEREIGN FACILITY, DZ FACILITY, TFC
                  CONDUIT LOAN AND BOND HOLDER EXCHANGE TRANSACTION. Borrower will comply with each of the terms and conditions of the Heller Facility, the Sovereign Facility, the DZ Facility, THE TFC CONDUIT LOAN and the Bond Holder Exchange Documents and will promptly deliver to Lender, upon receipt by Borrower, copies of any notices received by Borrower in connection with any of the forgoing credit facilities."

16. PROFITABLE OPERATIONS. Section 7.1(bb)(v) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(v)     PROFITABLE OPERATIONS. Borrower will not permit
                  Consolidated Net Income (a) for any fiscal year, commencing with the fiscal year ending December 31, 2002, to be less than $1.00 and (b) for any two consecutive fiscal quarters (reviewed on an individual rather than on an aggregate basis) to be less than $1.00."

17. RESTRICTIONS ON TRANSFERS. Section 7.2(b) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(b)     RESTRICTIONS ON TRANSFERS. Except as hereinafter
                  specifically provided, Borrower shall not, whether voluntarily or involuntarily, by operation of law or otherwise, (I) without obtaining the prior written consent of Lender (which consent may be given, withheld or conditioned by Lender in Lender's sole discretion), transfer, sell, pledge, convey, hypothecate, factor or assign all or any portion of the

                  Collateral, the Encumbered Intervals, the Common Elements relating to the Inventory or any Resort facilities or amenities, or contract to do any of the foregoing, including, without limitation, pursuant to options to purchase, and so-called "installment sales contracts", "land contracts", or "contracts for deed", PROVIDED THAT THE FOREGOING RESTRICTION ON TRANSFERS SHALL NOT APPLY TO THE CONVEYANCE OF SPV ASSETS TO THE SPV IN ACCORDANCE WITH THE SILVERLEAF FINANCE II DOCUMENTS, (ii) without obtaining the prior written consent of Lender (which consent may be given, withheld or conditioned by Lender in Lender's sole discretion), lease or license all or any portion of the Collateral, the Inventory, the Common Elements relating to the Inventory or any Resort facilities or amenities (EXCEPT FOR THE LICENSE CREATED IN FAVOR OF SPV UNDER ANY LICENSE AGREEMENT WITH BORROWER, SILVERLEAF CLUB OR ANY TIMESHARE OWNERS ASSOCIATION, TO USE OR ACCESS THE RESERVATION SYSTEM OR RELATED COMPUTER HARDWARE OR SOFTWARE FOR ANY RESORT), or change the legal or actual possession or use thereof, (iii) permit the assignment, transfer, delegation, change, modification or diminution of the duties or responsibilities of Borrower, of any manager of the Resort approved by Lender as manager of the Resort (except for an assignment of such duties to a professional management company or companies reasonably acceptable to Lender in advance) without obtaining the prior written consent of Lender (which consent shall not be unreasonably withheld), or (iv) without obtaining the prior written consent of Lender (which consent may be given, withheld or conditioned by Lender in Lender's sole discretion), cause or permit the assignment, pledge or other encumbrance of any of the Operating Contracts or all or any portion of Borrower's right, title or interest in the Declaration. Without limiting the generality of the preceding sentence, and subject to the terms of this Agreement, the prior written consent of Lender (as specified above) shall be required for (A) any transfer of the Inventory, the Common Elements relating to the Inventory or any Resort facilities or amenities or any part thereof made to a subsidiary or Affiliate or otherwise, (B) any transfer of all or any part of the Inventory, the Common Elements relating to the Inventory or any Resort facilities or amenities by Borrower to its stockholders or Affiliates or vice versa, and (C) any corporate merger or consolidation, disposition or other reorganization, except as permitted in Section 7.1(c) hereof. In the event that Lender is willing to consent to a transfer which would otherwise be prohibited by this Section 7.2(b) Lender may condition its consent on such terms as it desires, including, without limitation, an increase in the Interest Rate and the requirement that Borrower pay a transfer fee, together with any expenses incurred by Lender in connection with the granting of such consent (including, without limitation, attorneys' fees and expenses). If Borrower violates the terms of this Section 7.2(b), in addition to any other rights or remedies which Lender may have herein, in any other Loan Document, or at law or in equity, Lender may by written notice to Borrower increase, effective immediately as of the date of such violation, the Interest Rate to the Default Rate

18. TRANSACTIONS WITH AFFILIATES. Section 7.2(d) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(d)     TRANSACTIONS WITH AFFILIATES. EXCEPT AS PROVIDED IN
                  THE SILVERLEAF FINANCE II DOCUMENTS, without the prior written consent of Lender, which shall not unreasonably be withheld, Borrower will not enter into any transaction with any Affiliate in connection with the Resorts, including, without limitation, relating to the purchase, sale or exchange any assets or properties or the rendering of any service, except in the ordinary course of, and pursuant to the reasonable requirements of, the operations of the Resorts and upon fair and reasonable terms."

19. TIMESHARE REGIME. Section 7.2(g) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(g)     TIMESHARE REGIME. Without Lender's prior written
                  consent, which consent shall not be unreasonably withheld as to changes necessary to implement the Business Plan, Borrower shall not amend, modify or terminate the Declarations or other Timeshare Documents, or any other restrictive covenants, agreements or easements regarding the Resorts (except for routine non-substantive modifications which have no impact on the Collateral AND EXCEPT FOR AMENDMENTS OR MODIFICATIONS OF THE TIMESHARE DOCUMENTS AND/OR DECLARATIONS, A LIST OF WHICH IS ATTACHED TO THE THIRD AMENDMENT AS EXHIBIT B-1). Except as otherwise provided herein or in the Sovereign Documents, Borrower shall not assign its rights as "developer" under the Declarations without Lender's prior written consent, or file or permit to be filed any additional covenants, conditions, easements or restrictions against or affecting the Resorts (or any portion thereof) without Lender's prior written consent, which consent shall not be unreasonably withheld."

20. COLLATERAL. Section 7.2(i) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(i)     COLLATERAL. Borrower shall not take any action (nor
                  permit or consent to the taking of any action) which might impair the value of the Collateral or any of the rights of the Lenders in the Collateral, EXCEPT WITH RESPECT TO THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE AS PROVIDED IN THE SILVERLEAF FINANCE II DOCUMENTS, nor shall Borrower cause or permit any amendment to or modification of the Timeshare Documents."

21. MODIFICATIONS OF HELLER DOCUMENTS, DZ DOCUMENTS, BOND HOLDER EXCHANGE DOCUMENTS, SOVEREIGN DOCUMENTS, SILVERLEAF FINANCE II DOCUMENTS AND OTHER DEBT INSTRUMENTS. Section 7.2(k) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(k)     MODIFICATIONS OF HELLER DOCUMENTS, DZ DOCUMENTS, BOND
                  HOLDER EXCHANGE DOCUMENTS, SOVEREIGN DOCUMENTS, SILVERLEAF FINANCE II DOCUMENTS AND OTHER DEBT INSTRUMENTS. Borrower shall not amend or modify the Heller Documents, the Sovereign Documents, DZ Documents, Bondholder Exchange Documents, THE SILVERLEAF FINANCE II DOCUMENTS or the documents evidencing any other indebtedness of Borrower, nor shall Borrower extend, modify, increase or terminate the Heller Facility, DZ Facility, the Bond Holder Exchange Transaction, the Sovereign Facility, the TFC CONDUIT LOAN or any other credit facility or loan, without the prior written consent of Lender, which consent shall not be unreasonably withheld."

22. DEFAULT BY BORROWER IN OTHER AGREEMENTS. Section 8.1(l) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(l)     DEFAULT BY BORROWER IN OTHER AGREEMENTS. Except for
                  any Specified Event of Default (as provided in the Forbearance Agreement), which Specified Events of Default shall include a prior existing default under the Heller Facility or the Sovereign Facility and for any "Waived Defaults" under the November Letter Agreement, which Waived Defaults include prior existing defaults under the Heller Facility or the Sovereign Facility, any default AS DEFINED IN THE APPLICABLE LOAN AGREEMENT, by Borrower (I) in the payment of any indebtedness to any Lender, including any indebtedness owed to Lender under the Heller Facility, DZ Facility, Sovereign Facility, Bond Holder Exchange Transaction, Additional Credit Facility or the Existing Credit Facilities, OR THE TFC CONDUIT LOAN; (ii) in the payment or performance of other indebtedness for borrowed money or obligations secured by any part of the Resort; (iii) in the payment or performance of other material indebtedness or obligations (material indebtedness or obligations being defined for purposes of this provision as any indebtedness or obligation in excess of $200,000) where such default accelerates or permits the acceleration (after the giving of notice or passage of time or both) of the maturity of such indebtedness, or permits the holders of such indebtedness to elect a majority of the board of directors of Borrower (whether or not such default[s] have been waived by such holder) or (iv) the acceleration by Heller, Sovereign, DZ or the bondholders of their respective credit facilities OR THE ACCELERATION OF THE TFC CONDUIT LOAN."

23. CONDITIONS PRECEDENT. This Third Amendment shall not be effective until all of the following conditions have been satisfied:

                  (a) APPROVAL OF DOCUMENTS. Borrower has delivered to Lender (with copies to Lender's counsel), and Lender has reviewed and approved in its sole discretion, the form and content of all of the items specified in Subsections (i) through (iv) below (the "SUBMISSIONS"). Lender shall have the right to review and approve any changes to the form of any of the Submissions. If Lender disapproves of any changes to any of the Submissions, Lender shall have the right to require Borrower either to cure or correct the defect objected to by Lender or to elect not to fund any Advance. Under no circumstances shall Lender's failure to approve or disapprove a change to any of the Submissions be deemed to be an approval of such Submissions. All of the Submissions were and shall be prepared at Borrower's sole cost and expense.

                           (i) A certificate in the form attached to THE THIRD AMENDMENT as Exhibit C-1 to be signed by the president, vice president or secretary of the Borrower;

                           (ii) Copies of any amendments to the articles of incorporation/charter and bylaws of Borrower not previously delivered to Lender, certified to be true, correct and complete by Borrower and the Secretary of State of the State of Texas and current certificates of good standing for Borrower for the State of Texas and states where the Resorts are located, a current certificate of authority to conduct business by the Secretary of State in each state in which Borrower conducts business;

                           (iii) A certificate of the Secretary of Borrower certifying the adoption by the Board of Directors of Borrower of a resolution authorizing Borrower to enter into and execute the THIRD Amendment and all such documents requested by Lender in the form attached to THE THIRD AMENDMENT as Exhibit D-1; and

                           (iv) A certificate of the secretary or assistant secretary of Borrower certifying the incumbency, and verifying the authenticity of the signatures of the specified officers of Borrower authorized to sign this THIRD Amendment and all such documents requested by Lender in the form attached to THE THIRD AMENDMENT as Exhibit E-1.

                  (b) EXECUTION AND DELIVERY OF DOCUMENTS. Borrower shall have delivered to Lender the following:

                           (i)      The Silverleaf Finance II Documents;

                           (ii)     Closing Opinions of Counsels for Borrower;

                           (iii)    The Silverleaf Finance II Stock and
                                    Subordinated Note Pledge Agreement;

                           (iv)     Amended and Restated Term Loan Component
                                    Note;

                           (v) Revised Form of Borrower's Certificate and Request for Advance;

                           (vi)     Bailee Agreement; and

                           (vii)    Such other agreements, documents,
                           instruments, certificates and materials as Lender may request to evidence the Indebtedness, to evidence and perfect the rights and Liens and security interests of Lender contemplated by the Loan Documents, and to effectuate the transactions contemplated herein.

                  (c) EXECUTION OF AMENDMENTS BY SOVEREIGN AND DZ BANK. Lender shall have received evidence, in form and substance satisfactory to Lender, that Sovereign and DZ have executed amendments to the Sovereign Documents and DZ Documents, respectively, in connection with the TFC Conduit Loan and Lender shall have consented to such amendments.

                  (d) NECESSARY CONSENTS OBTAINED. Lender shall have received evidence, in form and substance satisfactory to Lender, that the consent of each party entitled to consent to this THIRD Amendment has been obtained.

                  (e) FEES. Borrower shall have paid all fees of all Lenders in connection with the TFC Conduit Loan and this THIRD Amendment.

24. FURTHER DOCUMENTATION. Borrower agrees to execute and deliver to Lender any and all additional documentation as Lender may now or hereafter require in order to effectuate the terms and conditions of this Third Amendment.

25. EFFECT OF AMENDMENT. The Loan Agreement, as herein amended, shall remain in full force and effect.

26. RATIFICATION AND CONFIRMATION. Except as herein expressly amended, Borrower hereby ratifies, confirms, assumes and agrees to be bound by all of representations, warranties, statements, covenants and agreements set forth in the Loan Agreement and the other Loan Documents, as previously amended. The Borrower reaffirms, restates and incorporates by reference all of the representations, warranties, covenants and agreements made in the Loan Documents as if the same were made as of this date. The Borrower agrees to pay the Loan and all related expenses, as and when due and payable in accordance with the Loan Agreement and the other Loan Documents, and to observe and perform the Obligations, and do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default. In addition, to further secure, and to evidence and confirm the securing of, the prompt and complete payment and performance by the Borrower of the Loan and all of the Obligations, for value received, Borrower unconditionally and irrevocably assigns, pledges and grants to Lender, and hereby confirms or reaffirms the prior granting to Lender of, a continuing first priority Lien, mortgage and security interest in and to all of the Collateral, except as otherwise set forth herein, whether now existing or hereafter acquired. Also, as provided in the Loan Documents, the Loan is and shall be further secured by the Liens and security interests in favor of Lender in the properties and interests relating to Additional Eligible Resorts, which now or hereafter serve as collateral security for any Obligations. Upon satisfaction of the requirements for approval by Lender of Additional Resorts, Borrower shall record, or cause to be recorded, such mortgages, deeds of trust, deeds to secure debt, assignments, pledges, security agreements and UCC Financing Statements in the appropriate public records of the state in which each Resort is located to further evidence and perfect Lender's Lien on the Collateral. Borrower agrees to deliver or cause to be delivered by its Affiliates, such mortgages, deeds of trust, deeds to secure debt, assignments, pledges, security agreements and UCC Financing Statements as Lender may deem necessary to further evidence and perfect the Lender's Lien on the Collateral.

27. ESTOPPEL. Borrower acknowledges, agrees and confirms that: (a) Advances under the Loan Agreement have been made prior to the date hereof; (b) all such Advances made prior to the Closing Date were made in favor of the Original Borrower and the Borrower in respect of the Existing Eligible Resorts; (c) Advances made prior to the date of the Third Amendment are deemed as having been made for the benefit of the Borrower and Borrower acknowledges and agrees that Borrower received a direct and substantial financial benefit from such Advances and (d) immediately prior to the date of the Third Amendment, and without giving effect to any Advances that may be made pursuant to the Third Amendment, the status of the Loan, including the outstanding principal balance thereof is as reflected in the Loan Funding Report delivered to and approved by Lender in connection with the closing of the Third Amendment.

         The Loan constitutes valuable consideration to the Borrower, which consideration is uninterrupted and continuous since the dates on which the Loan was first made. This Third

Amendment and the other Loan Documents and the Loan modifications and transactions provided for or contemplated hereunder or thereunder, shall in no way adversely affect the Lien or perfection or priority of any Lien of Lender as of the date hereof in and to any Collateral, and are not intended to constitute, and do not constitute or give rise to, any novation, cancellation or extinguishment of any of Borrower's Obligations existing as of the Closing Date to Lender, or of any interests owned or held by Lender (and not previously released) in and to any of the Collateral; it being the intention of the parties that the transactions provided for or contemplated herein shall be effectuated without any interruption in the continuity of the value and consideration received by Borrower, and of the attachment, perfection, priority and continuation in favor of Lender in and to all Collateral and proceeds.

28. EFFECTIVE DATE. Upon satisfaction of the conditions precedent set forth in
Section 21 hereof, this Third Amendment shall be effective as of the Third Amendment Effective Date, as defined in the Loan Agreement as amended hereby.

29. MAXIMUM OBLIGATION OF LENDER UNDER THE LOAN, THE ADDITIONAL CREDIT FACILITY AND THE INVENTORY LOAN. Borrower acknowledges, agrees and confirms that notwithstanding anything to the contrary herein, in any other Loan Document or in any document evidencing or securing the Additional Credit Facility or the Inventory Loan, Lender shall not be obligated to fund any Advance hereunder, which when taken together with the loans or advances made by the Lender to the Borrower under this Agreement, the Additional Credit Facility or the Inventory Loan, would cause the aggregate amount of such loans and advances by the Lender to Borrower to exceed the maximum aggregate amount as set forth in the Loan Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed on their behalf as of the day and year first written above.

Witnessed By:                                   TEXTRON FINANCIAL CORPORATION

     [illegible]
-----------------------------
                                                By    /S/ JOHN T. D'ANNIBALE
                                                    ----------------------------
     /S/ JESSICA CONCORD                        Name: John T. D'Annibale
-----------------------------                   Its:  Vice President

                                                SILVERLEAF RESORTS, INC.
     /S/ GEORGE BEDELL
-----------------------------
                                                By:   /S/ HARRY J. WHITE, JR.
                                                    ----------------------------
     /S/ LAINE CLOSE                                  Name: Harry J. White, Jr.
-----------------------------                   Its:  CFO

STATE OF CONNECTICUT       )
                           )        ss: East Hartford
COUNTY OF HARTFORD         )

         At East Hartford in said County and State on this 19th day of December ,2003, personally appeared John T. D'Annibale, duly authorized Vice President of Textron Financial Corporation, and he acknowledged the foregoing instrument by him signed and sealed to be his free act and deed and the free act and deed of Textron Financial Corporation.

         Before me:                /S/ MATTHEW CARRANO
                           ---------------------------------------
                           Notary Public in and for said State
                           My Commission Expires: ___________
                           Commissioner of the Superior Court

STATE OF Texas             )
                           )        ss:
COUNTY OF Dallas           )

         At Dallas in said County and State on this 19th day of December 2003, personally appeared Harry J. White, Jr., duly authorized officer of SILVERLEAF RESORTS, INC., and he/she acknowledged the foregoing instrument by him/her signed and sealed to be his/her free act and deed and the free act and deed of Silverleaf Resorts, Inc., a Texas corporation, on behalf of the corporation.

         Before me:                /S/ R. LAINE CLOSE
                           ---------------------------------------
                           Notary Public in and for said State
                           My Commission Expires: ___________

List of Exhibits and Schedules:

Exhibit A-1       Stock and Subordinated Note Pledge Agreement
Exhibit B-1       Timeshare Document Amendments
Exhibit C-1       Borrower's Certificate
Exhibit D-1       Borrower's Resolution
Exhibit E-1       Incumbency Certificate
Exhibit F-1       Business Plan